UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12

                       INTERMAGNETICS GENERAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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          (Name of Person(s) Filing Proxy Statement, if Other than the
                                   Registrant)

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|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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             computed pursuant to Exchange Act Rule 0-11 (set forth the
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


         (5) Total fee paid:




|_| Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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            INTERMAGNETICS GENERAL CORPORATION ISSUED THE FOLLOWING
         LETTER DATED SEPTEMBER 6, 2006 TO ITS HOLDERS OF 100 SHARES OR
                     MORE WHO HAVE NOT VOTED ON THE MERGER:



                       INTERMAGNETICS GENERAL CORPORATION
                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110



                                                               September 6, 2006


Dear Fellow Stockholder:

We have previously sent to you proxy material for the special meeting of stockholders of Intermagnetics General Corporation to be held on September 26, 2006. OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED MERGER WITH PHILIPS HOLDING USA INC.

Since approval of the merger agreement requires the affirmative vote of a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. IF YOU HAVE NOT ALREADY DONE SO, PLEASE VOTE TODAY BY TELEPHONE, VIA THE INTERNET, OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

Very truly yours,

/s/ Glenn H. Epstein
Glenn H. Epstein
CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER



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                                IMPORTANT NOTE:
               IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
       YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET. PLEASE
            FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.

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